Exhibit 3.48

CERTIFICATE OF AMENDMENT

OF

BY-LAWS

FIDELITY INFORMATION SERVICES INTERNATIONAL, LTD. (the “Corporation”), a corporation duly authorized and existing under and by virtue of the General Corporation law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST: That the sole stockholder of the Corporation adopted a resolution proposing and declaring advisable the following amendment to the By-Laws of the Corporation:

RESOLVED, that in accordance with Sections 109 and 228 of the General Corporation Law, the By-Laws of the Corporation be amended as follows:

Section 1 of Article HI of the By-Laws is deleted in its entirety and is replaced with the following:

“Section 1. Number and Election. The number of directors which shall constitute the whole board shall not be less than one (1) nor more than ten (10). Thereafter, within the limits specified above, the number of directors shall be determined by resolution of the board of directors, or by the shareholders, or by the sole stockholder at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.”

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder has given its written consent to said amendment.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Secretary this 11th day of July, 2005.

FIDELITY INFORMATION SERVICES INTERNATIONAL, LTD.

By:	/s/ Michael L. Gravelle
Michael L. Gravelle, Secretary

CERTIFITCATE OF AMENDMENT

OF

BY-LAWS

FIDELITY INFORMATION SERVICES INTERNATIONAL, LTD. (the “Corporation”), a corporation duly authorized and existing under and by virtue of the General Corporation law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST: That the sole stockholder of the Corporation adopted a resolution proposing and declaring advisable the following amendment to the By-Laws of the Corporation:

RESOLVED, that in accordance with Sections 109 and 228 of the General Corporation Law, the By-Laws of the Corporation be amended as follows:

Section 1 of Article III of the By-Laws is deleted in its entirety and is replaced with the following:

“Section 1. Number and Election. The number of directors which shall constitute the whole board shall not be less than one (l) nor more than ten (10). Thereafter, within the limits specified above, the number of directors shall be determined by resolution of the board of directors, or by the shareholders, or by the sole stockholder at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.”

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder has given its written consent to said amendment.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Secretary this 11th day of July, 2005.

FIDELITY INFORMATION SERVICES INTERNATIONAL, LTD.

By:	/s/ Michael L. Gravelle
Michael L. Gravelle, Secretary

ALLTEL INFORMATION SERVICES INTERNATIONAL, LTD.

BYLAWS

Adopted February 16, 1995

ARTICLE I

OFFICES

Section 1. Registered Officer. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2. Additional Offices. The corporation also may have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may from time to time require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Meetings: Generally. Meetings of stockholders for any purpose may be held on such date and at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meetings. Annual meetings of stockholders, commencing with the year 1996, shall be held on the first Tuesday of April in each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which the stockholders shall elect by a plurality vote a board of directors and transact such other business as may properly be brought before the meeting.

Section 3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date, and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 4. Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the President and shall be called by the President or the Secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 6. Notice of Special Meetings. Written notice of a special meeting of stockholders, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Purpose of Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. Ouorum: Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally notified. Notwithstanding the foregoing, if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before the meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 10. Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

Section 11. Action Without a Meeting. Unless otherwise provided in the certificate of incorporation, any action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stock entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1. Number and Election. The number of directors which shall constitute the whole board of directors shall be not more than ten. The first board of directors shall consist of five directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next animal election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

Section 3. Powers. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

Section 4. Meetings. Generally. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 5. First Meeting. The first meeting of each newly elected board of directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present In the event of the failure of the newly elected board of directors to hold a meeting immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 6. Regular Meetings. Regular Meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

Section 7. Special Meetings. Special Meetings of the board may be called by the President on three days’ notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of the sole director.

Section 8. Quorum. At all meetings of the board, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9. Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

Section 10. Participation bv Conference Telephone. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 11. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting an not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

Section 12. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 14. Removal. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of stock entitled to vote at an election of directors.

ARTICLE IV

NOTICES

Section 1. By Mail. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors also may be given by telegram.

Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1. Officers; Choice by Board of Directors. The board of directors at its first meeting, and at its first meeting after each annual meeting of stockholders, shall choose a President and a Secretary. The board of directors also may choose one or more Vice-Presidents, Treasurers, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

Section 2. Additional Officers. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 3. Salaries. The salaries of all officers of the corporation shall be fixed by the board of directors.

Section 4. Tenure: Removal: Vacancy. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

Section 5. President. The President shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 6. Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice-President, if any (or in the event there be more than one Vice-President, the most senior Vice-President, or in the absence of any such designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-President or Vice-Presidents, if any, shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 7. Secretary. The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings. of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest by his signature.

Section 8. Assistant Secretary. The Assistant Secretary, if any, or if there be more than one, the Assistant Secretaries in the order determined by the board of directors (or if there by no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the President and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

Section 10. Treasurer. If required by the board of directors, the Treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 11. Assistant Treasurer. The Assistant Treasurer, if any, or if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence or disability of the Treasurer or upon the direction of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES OF STOCK

Section 1. Form of Certificates and Signatures. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares of stock owned by him in the corporation.

Certificates may be issued for partly paid stock and in such case upon the face or back of the certificates issued to represent any such partly paid stock, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2. Facsimile Signatures. Any or all signatures on the certificate may be facsimile, In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. New Issues. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 6. Recognition of Ownership. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of stock to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certification of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock of the corporation, subject to the provisions of the certificate of incorporation.

Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 3. Statement of Corporate Conditions. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

Section 4. Endorsement of Checks and Notes. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 5. Fiscal Year. The fiscal year of the corporation shall be the calendar year.

Section 6. Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 7. Annual Audit. The board of directors shall from time to time appoint a firm of independent certified public accountants to perform an independent audit of the annual financial statements of the corporation.

Section 8. Legal Counsel. Legal counsel for the corporation shall be appointed by the President with the approval of the board of directors. All legal matters, including, without limitation, matters involving interpretation of state law, local ordinances, and tax questions, shall be promptly referred to such counsel for opinion and advice. All amendments to the certificate of incorporation and the bylaws of the corporation shall be submitted to legal counsel for approval before their adoption.

ARTICLES VIII

AMENDMENTS

Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

b.	Pursuant to Section 4-27-1104 (c) of the ABCA, the shareholder of the Subsidiary Corporation has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to each shareholder of the Subsidiary.

IN WITNESS WHEREOF, the Fidelity Information Services, Inc. has caused these Articles of Merger to be executed on June 15, 2005.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature) Michael L. Gravelle Senior Vice President, General Counsel and Secretary

b.	Pursuant to Section 4-27-1104 (c) of the ABCA, the shareholder of the Subsidiary Corporation has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to each shareholder of the Subsidiary.

IN WITNESS WHEREOF, the Fidelity Information Services, Inc. has caused these Articles of Merger to be executed on June 15, 2005.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature)
Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

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ARTICLES OF MERGER

of

CBS Acquisition, L.L.C.

A Delaware limited liability company

(merging entity)

with and into

Fidelity Information Services, Inc.

An Arkansas corporation

(surviving corporation)

These Articles of Merger are filed pursuant to the provisions of the Arkansas Business Corporation Act (“ABCA”), and pursuant to the applicable provisions of the Delaware Limited Liability Company Act (the “Delaware Act”), and are adopted by CBS Acquisition, L.L.C., a Delaware limited liability company (“CBS”) and Fidelity Information Services, Inc., an Arkansas corporation (“Fidelity”), pursuant to which CBS will merge into Fidelity (the “Merger”).

For purposes of these Articles of Merger, the following shall have the meanings shown:

a. “CBS” means CBS Acquisition, L.L.C., a Delaware limited liability company having been formed in Delaware on November 9, 1999, by a Certificate of Formation filed with the Delaware Secretary of State on that date, as amended from time to time. The sole member of CBS is Fidelity. CBS shall also be known as the Subsidiary Entity. Fidelity owns 100% of the outstanding membership interest of CBS.

b. “Fidelity” means Fidelity Information Services, Inc., a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated in June 15, 1967 by Articles of Incorporation filed with the Secretary of State on that date, as amended from time to time. Fidelity owns one hundred percent (100%) of the membership interest of CBS. Fidelity shall also be known as the Parent Corporation.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained and for the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner and basis of canceling the membership interest in CBS, and such other provisions

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as are deemed necessary or desirable with respect to the Merger, in accordance with the applicable statutes of the State of Arkansas and the State of Delaware, it is agreed as follows:

ARTICLE 1

PLAN OF MERGER

1.1 Effective Date and Time. The Merger shall become effective on July 31, 2005 (“Effective Time”).

1.2 Surviving Corporation. At the Effective Time, CBS, Inc. (“CBS”) shall be merged with and into Fidelity Information Services, Inc. (“Fidelity”). Fidelity shall be the surviving corporation (the “Surviving Corporation”) resulting from the Merger and shall continue to be governed by the laws of the State of Arkansas. The name of the Surviving Corporation shall be Fidelity Information Services, Inc.

1.3 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Fidelity in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

1.4 Bylaws. At the Effective Time, the bylaws of Fidelity in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

1.5 Directors. At the Effective Time, the directors of Fidelity in effect immediately prior to the Effective Time shall be the directors of the Surviving Corporation.

1.6 Officers. At the Effective Time, the officers of Fidelity in effect immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 2

SURVIVING CORPORATION TO SUCCEED TO

PROPERTIES AND OBLIGATIONS OF FIDELITY AND CBS

a. From and after the Effective Time, the Surviving Corporation, without other transfer or assumption, shall succeed to and possess all the estate, property rights (whether tangible or intangible), privileges, powers, and franchises of a public as well as a private nature, and shall assume and be subject to all of the liabilities, obligations, debts, restitutions, disabilities, and duties of each of Fidelity and CBS, all without further act or deed.

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b. If at any time the Surviving Corporation shall consider, upon the advice of its legal counsel, that any further assignments, conveyances or assumptions of liability are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Fidelity and CBS as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assumptions of liability and do all things necessary or proper to carry out the provisions hereof.

ARTICLE 3

CANCELLATION OF MEMBERSHIP INTEREST IN MERGER

a. At the Effective Time, all of the membership interest in CBS outstanding immediately prior to the Merger and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of any holder thereof, cease to exist and be cancelled.

b. At the Effective Time, each share of common stock of Fidelity outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, constitute all of the outstanding common stock of the Surviving Corporation.

ARTICLE 4

APPROVAL OF PLAN OF MERGER

4.1 Approval of Merger. The Merger set forth herein has been approved by unanimous written consent of the Board of Directors of Fidelity and by the written consent of the sole member and manager of CBS.

4.2 Approval by Shareholder and Member.

a.	Pursuant to the ABCA, shareholder approval by the shareholder of the Parent Corporation and approval of the sole member of CBS of the Plan of Merger were obtained.

b.	Pursuant to the ABCA, the sole member of CBS has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to said member.

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IN WITNESS WHEREOF, Fidelity Information Services, Inc. and CBS Acquisition, L.L.C. have caused these Articles of Merger to be executed on June 29, 2005.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature)
Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

CBS Acquisition, L.L.C.

By:	/s/ Michael L. Gravelle
(Authorized Signature)
Michael L. Gravelle
Senior Vice President,
General Counsel and Secretary of Fidelity Information Services, Inc., Sole member and manager

4

ARTICLES OF MERGER

of

Eastern Software Corporation

A Pennsylvania corporation

(merging corporation)

with and into

Fidelity Information Services, Inc.

An Arkansas corporation

(surviving corporation)

These Articles of Merger are filed pursuant to Section 4-27-1104 of the Arkansas Business Corporation Act (“ABCA”), and pursuant to the applicable provisions of the Consolidated Statutes of the Commonwealth of Pennsylvania (“Pennsylvania Law”), by and between Eastern Software Corporation, a Pennsylvania corporation (“Eastern”) and Fidelity Information Services, Inc., an Arkansas corporation (“Fidelity”), pursuant to which Eastern will merge into Fidelity (the “Merger”).

For purposes of these Articles of Merger, the following shall have the meanings shown:

a. “Eastern” means Eastern Software Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, having been incorporated on October 14, 1983, by Articles of Incorporation filed with the Pennsylvania Department of State on that date, as amended from time to time. Eastern is a wholly-owned subsidiary of Fidelity. Eastern shall also be known as the Subsidiary Corporation. Fidelity owns 100% of the outstanding shares of Eastern.

b. “Fidelity” means Fidelity Information Services, Inc., a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated in June 15, 1967 by Articles of Incorporation filed with the Secretary of State on that date, as amended from time to time. Fidelity owns one hundred percent (100%) of the outstanding shares of Eastern. Fidelity shall also be known as the Parent Corporation.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained and for the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the Merger into effect, the

1

manner and basis of canceling the shares of Eastern common stock, and such other provisions as are deemed necessary or desirable with respect to the Merger, in accordance with the applicable statutes of the State of Arkansas and the Commonwealth (of Pennsylvania, it is agreed as follows:

ARTICLE 1

PLAN OF MERGER

1.1 Effective Time. The Merger shall become effective on December 31, 2005 (“Effective Time”).

1.2 Surviving Corporation. At the Effective Time, Eastern Software Corporation (“Eastern”) shall be merged with and into Fidelity Information Services, Inc. (“Fidelity”). Fidelity shall be the surviving corporation (the “Surviving Corporation”) resulting from the Merger and shall continue to be governed by the laws of the State of Arkansas. The name of the Surviving Corporation shall be Fidelity Information Services, Inc.

1.3 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Fidelity in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

1.4 Bylaws. At the Effective Time, the bylaws of Fidelity in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

1.5 Directors. At the Effective Time, the directors of Fidelity in effect immediately prior to the Effective Time shall be the directors of the Surviving Corporation.

1.6 Officers. At the Effective Time, the officers of Fidelity in effect immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 2

SURVIVING CORPORATION TO SUCCEED TO

PROPERTIES AND OBLIGATIONS OF FIDELITY AND EASTERN

2.1 From and after the Effective Time, the Surviving Corporation, without other transfer or assumption, shall succeed to and possess all the estate, property rights (whether tangible or intangible), privileges, powers, and franchises of a public as well as a private nature, and shall assume and be subject to all of the liabilities, obligations, debts, restitutions, disabilities, and duties of each of Fidelity and Eastern, all without further act or deed.

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2.2 If at any time the Surviving Corporation shall consider, upon the advice of its legal counsel, that any further assignments, conveyances or assumptions of liability are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Fidelity and Eastern as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assumptions of liability and do all things necessary or proper to carry out the provisions hereof.

ARTICLE 3

CANCELLATION OF SHARES IN MERGER

3.1 At the Effective Time, each share of common stock of Eastern outstanding immediately prior to the Merger and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of any holder thereof, cease to exist and be cancelled.

3.2 At the Effective Time, each share of common stock of Fidelity outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, constitute all of the outstanding common stock of the Surviving Corporation.

ARTICLE 4

APPROVAL OF PLAN OF MERGER

4.1 Approval by Board of Directors. The Merger set forth herein has been approved by unanimous written consent of the Board of Directors of Fidelity.

4.2 Approval by Shareholders.

a.	Pursuant to Section 4-27-1104(a) of the ABCA and pursuant to the applicable provisions of the Consolidated Statutes of the Commonwealth of Pennsylvania, shareholder approval by the shareholders of the Parent Corporation and the Subsidiary Corporation of the Plan of Merger is not required.

b.	Pursuant to Section 4-27-1104 (c) of the ABCA, the shareholder of the Subsidiary Corporation has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to said shareholder.

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IN WITNESS WHEREOF, the Fidelity Information Services, Inc. has caused these Articles of Merger to be executed on December 1, 2005.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature)
Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

4

ARTICLES OF MERGER

of

Fidelity Wholesale Banking Solutions, Inc.

A New York corporation

(merging corporation)

with and into

Fidelity Information Services, Inc.

An Arkansas corporation

(surviving corporation)

These Articles of Merger are filed pursuant to the provisions of Section 4-27-1104 of the Arkansas Business Corporation Act (“ABCA”), and pursuant to the applicable provisions of the New York Business corporation Act (the “Act”), by and between Fidelity Wholesale Banking Solutions, Inc., a New York corporation (“Wholesale Banking”), and Fidelity Information Services, Inc., an Arkansas corporation (“Fidelity”), pursuant to which Wholesale Banking will merge into Fidelity (the “Merger”).

For purposes of these Articles of Merger, the following shall have the meanings shown:

a. “Wholesale Banking” means Fidelity Wholesale Banking Solutions, Inc., a corporation duly organized and existing under the laws of the State of New York, having been incorporated in New York on December 6, 1985, by a Certificate of Incorporation filed with the New York Department of State on that date, as amended and restated from time to time. The sole shareholder of Wholesale Banking is Fidelity. Wholesale Banking shall also be known as the Subsidiary Corporation. Fidelity owns 100% of the outstanding shares of Wholesale Banking.

b. “Fidelity” means Fidelity Information Services, Inc., a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated on June 15, 1967 by Articles of Incorporation filed with the Secretary of State on that date, as amended from time to time. Fidelity owns one hundred percent (100%) of the outstanding shares of Wholesale Banking. Fidelity shall also be known as the Parent Corporation.

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NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained and for the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner and basis of canceling the shares of Wholesale Banking, and such other provisions as are deemed necessary or desirable with respect to the Merger, in accordance with the applicable statutes of the States of Arkansas and New York, it is agreed as follows:

ARTICLE 1

PLAN OF MERGER

1.1 Effective Date and Time. The Merger shall become effective on December 31, 2005 (“Effective Time”).

1.2 Surviving Corporation. At the Effective Time, Fidelity Wholesale Banking Solutions, Inc. (“Wholesale Banking”) shall be merged with and into Fidelity Information Services, Inc. (“Fidelity”). Fidelity shall be the surviving corporation (the “Surviving Corporation”) resulting from the Merger and shall continue to be governed by the laws of the State of Arkansas. The name of the Surviving Corporation shall be Fidelity Information Services, Inc.

1.3 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Fidelity in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

1.4 Bylaws. At the Effective Time, the bylaws of Fidelity in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

1.5 Directors. At the Effective Time, the directors of Fidelity in effect immediately prior to the Effective Time shall be the directors of the Surviving Corporation.

1.6 Officers. At the Effective Time, the officers of Fidelity in effect immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 2

SURVIVING CORPORATION TO SUCCEED TO

PROPERTIES AND OBLIGATIONS OF

FIDELITY AND WHOLESALE BANKING

2

a. From and after the Effective Time, the Surviving Corporation, without other transfer or assumption, shall succeed to and possess all the estate, property rights (whether tangible or intangible), privileges, powers, and franchises of a public as well as a private nature, and shall assume and be subject to all of the liabilities, obligations, debts, restitutions, disabilities, and duties of each of Fidelity and Wholesale Banking, all without further act or deed.

b. If at any time the Surviving Corporation shall consider, upon the advice of its legal counsel, that any further assignments, conveyances or assumptions of liability are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Fidelity and Wholesale Banking as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assumptions of liability and do all things necessary or proper to carry out the provisions hereof.

ARTICLE 3

CANCELLATION OF SHARES IN MERGER

a. At the Effective Time, each share of common stock of Wholesale Banking outstanding immediately prior to the Merger and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of any holder thereof, cease to exist and be cancelled.

b. At the Effective Time, each share of common stock of Fidelity outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, constitute all of the outstanding common stock of the Surviving Corporation.

ARTICLE 4

APPROVAL OF PLAN OF MERGER

4.1 Approval of Merger. The Merger set forth herein has been approved by unanimous written consent of the board of directors of Fidelity and by the sole directors of Wholesale Banking.

4.2 Approval by Shareholder and Member.

a.	Pursuant to Section 4-27-1104(a) the ABCA, shareholder approval by the shareholder of the Parent Corporation and the Subsidiary Corporation of the Plan of Merger is not required.

3

b.	Pursuant to Section 4-27-1104 (c) of the ABCA, the shareholder of the Subsidiary Corporation has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to said shareholder.

IN WITNESS WHEREOF, Fidelity Information Services, Inc. and Fidelity Wholesale Banking Solutions, Inc. have caused these Articles of Merger to be executed on November 29, 2005.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature)
Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

Fidelity Wholesale Banking Solutions, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature) Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

4

FILED	EFFECTIVE

JAN 18 2006 TIME	JAN 31 2006 TIME
SECRETARY OF STATE

ARTICLES OF MERGER

of

MBBWare, Inc.

An Alabama corporation

(merging corporation)

with and into

Fidelity Information Services, Inc.

An Arkansas corporation

(surviving corporation)

These Articles of Merger are filed pursuant to Section 4-27-1104 of the Arkansas Business Corporation Act (“ABCA”), and pursuant to Section 10-2B-11.05 of the Alabama Business Corporation Act (“Alabama Act”), by and between MBBWare, Inc., an Alabama corporation (“MBB”) and Fidelity Information Services, Inc., an Arkansas corporation (“Fidelity”), pursuant to which MBB will merge into Fidelity (the “Merger”).

For purposes of these Articles of Merger, the following shall have the meanings shown:

a. “MBB” means MBBWare, Inc., a corporation duly organized and existing under the laws of the State of Alabama, having been incorporated on March 28, 1988, by Articles of Incorporation filed with the Alabama Secretary of State on that date, as amended from time to time. The Articles of incorporation of MBB are filed in Jefferson County, Alabama. MBB is a wholly owned subsidiary of Fidelity. MBB shall also be known as the Subsidiary Corporation. Fidelity owns 100% of the outstanding shares of MBB.

b. “Fidelity” means Fidelity Information Services, Inc., a corporation duly organized and existing under the laws of the State of Arkansas, having been incorporated in June 15, 1967 by Articles of Incorporation filed with the Secretary of State on that date, as amended from time to time. Fidelity owns one hundred percent (100%) of the outstanding shares of MBB. Fidelity shall also be known as the Parent Corporation.

1

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained and for the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the Merger into effect, the manner and basis of canceling the shares of MBB common stock, and such other provisions as are deemed necessary or desirable with respect to the Merger, in accordance with the applicable statutes of the States of Arkansas and Alabama, it is agreed as follows:

ARTICLE 1

PLAN OF MERGER

1.1 Effective Date and Time. The Merger shall become effective on January 31, 2006 (“Effective Time”).

1.2 Surviving Corporation. At the Effective Time, MBBWare, Inc., an Alabama corporation, (“MBB”), shall be merged with and into Fidelity Information Services, Inc., an Arkansas corporation (“Fidelity”). Fidelity shall be the surviving corporation (the “Surviving Corporation”) resulting from the Merger and shall continue to be governed by the laws of the State of Arkansas. The name of the Surviving Corporation shall be Fidelity Information Services, Inc. The Articles of Incorporation of MBB, an Alabama corporation, are filed in Jefferson County, Alabama.

1.3 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Fidelity in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law.

1.4 Bylaws. At the Effective Time, the bylaws of Fidelity in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

1.5 Directors. At the Effective Time, the directors of Fidelity in effect immediately prior to the Effective Time shall be the directors of the Surviving Corporation.

1.6 Officers. At the Effective Time, the officers of Fidelity in effect immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 2

SURVIVING CORPORATION TO SUCCEED TO

PROPERTIES AND OBLIGATIONS OF FIDELITY AND MBB

RECEIVED

JAN 18 2006

SECRETARY OF STATE

2

2.1 From and after the Effective Time, the Surviving Corporation, without other transfer or assumption, shall succeed to and possess all the estate, property rights (whether tangible or intangible), privileges, powers, and franchises of a public as well as a private nature, and shall assume and be subject to all of the liabilities, obligations, debts, restitutions, disabilities, and duties of each of Fidelity and MBB, all without further act or deed.

2.2 If at any time the Surviving Corporation shall consider, upon the advice of its legal counsel, that any further assignments, conveyances or assumptions of liability are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Fidelity and MBB as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assumptions of liability and do all things necessary or proper to carry out the provisions hereof.

ARTICLE 3

CANCELLATION OF SHARES IN MERGER

3.1 At the Effective Time, each share of common stock of MBB outstanding immediately prior to the Merger and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of any holder thereof, cease to exist and be cancelled.

3.2 At the Effective Time, each share of common stock of Fidelity outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, constitute all of the outstanding common stock of the Surviving Corporation.

ARTICLE 4

APPROVAL OF PLAN OF MERGER

4.1 Approval by Board of Directors. The Merger set forth herein has been approved by unanimous written consents of the Boards of Directors of Fidelity.

4.2 Approval by Shareholders.

a.	Pursuant to Section 4-27-1104 (a) of the ABCA and pursuant to Section 10-2B-11.04 of the Alabama Act, shareholder approval by the shareholders of the Parent Corporation and the Subsidiary Corporation of the Plan of Merger is not required.

3

b.	Pursuant to Section 4-27-1104 (c) of the ABCA, the shareholder of the Subsidiary Corporation has waived the requirement that the Parent Corporation mail a copy of the Plan of Merger to each shareholder of the Subsidiary.

IN WITNESS WHEREOF, the Fidelity Information Services, Inc. has caused these Articles of Merger to be executed on January 4, 2006.

Fidelity Information Services, Inc.

By:	/s/ Michael L. Gravelle
(Authorized Signature) Michael L. Gravelle Senior Vice President,
General Counsel and Secretary

4

Arkansas Secretary of State

Charlie Daniels

State Capitol • Little Rock, Arkansas 72201-1094
501-682-3409 • www.sos.arkansas.gov

Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1. a. Current Name of Commercial Registered Agent: The Corporation Company

   b. New name of Commercial Registered Agent: The Corporation Company

2. a. Current address on file: 425 West Capitol Avenue (Street Address)

   Suite 1700 (Street Address Line 2) Little Rock, AR 72201 (City, State Zip)

   b. New address: 124 West Capitol Avenue (Street Address)

   Suite 1400 (Street Address Line 2) Little Rock, AR 72201-3736 (City, State Zip)

3. a. Jurisdiction / type of organization: Business Corporation

   b. New jurisdiction / new type of organization: ____________________

4. Attach a listing of ALL entities effected by the above change(s).

<u>A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.</u>

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

Marie Hauer Asst Secy. — Signature and Title of Authorized Individual

MARIE HAUER — Printed Name of Authorized Individual

NO FEE

CRA-CF Rev. 08/07

Arkansas Secretary of State

Charlie Daniels

State Capitol • Little Rock, Arkansas 72201-1094
501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1. a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

   b. New name of Commercial Registered Agent: THE CORPORATION COMPANY

2. a. Current address on file: 124 West Capitol Avenue (Street Address)

   Suite 1400 (Street Address Line 2) Little Rock, AR 72201- 3736 (City, State Zip)

   b. New address: 124 West Capitol Avenue (Street Address)

   Suite 1900 (Street Address Line 2) Little Rock, AR 72201 (City, State Zip)

3. a. Jurisdiction / type of organization: BUSINESS CORPORATION

   b. New jurisdiction / new type of organization: ________

4. Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 28th day of April, 2008.

Marie Hauer, Asst. Secy (Signature and Title of Authorized Individual)   MARIE HAUER (Printed Name of Authorized Individual)

NO FEE

CRA-CF Rev. 08/07

STATE OF ARKANSAS

ARTICLES OF MERGER OF A

FOREIGN LIMITED LIABILITY COMPANY INTO

A DOMESTIC CORPORATION

Pursuant to Title 4, Section 32-1203 of the Arkansas Code, the undersigned entities have executed the following Articles of Merger:

First: The name of the surviving corporation is Fidelity Information Services, Inc., an Arkansas corporation.

Second: The name of the limited liability company being merged into the corporation is FIS Integrated Financial Solutions, LLC, a Delaware limited liability company.

Third: An Agreement of Merger has been approved and executed by each business entity that is a party to the merger.

Fourth: The name of the surviving corporation is Fidelity Information Services, Inc., an Arkansas corporation.

Fifth: The Agreement of Merger is on file at 601 Riverside Avenue, 12th Floor, Jacksonville, Florida 32204, the place of business of the surviving corporation.

Sixth: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any person holding an interest in any business entity which is to merge.

IN WITNESS WHEREOF, each of the parties to the merger has caused this certificate to be signed by its authorized officer, this 1st day of March, 2009.

FIDELITY INFORMATION SERVICES, INC.

/s/ Charles H. Keller
Charles H. Keller
Senior Vice President and Secretary

FIS INTEGRATED FINANCIAL SOLUTIONS, LLC

/s/ Charles H. Keller
Charles H. Keller
Senior Vice President and Secretary